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                        SECURITIES AND EXCHANGE COMMISSION


                               Washington, D.C. 20549

                          --------------------------------




                                       FORM 8-K
                                    Current Report



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                            Date of Report:  May 23, 1996




                       MERCANTILE CREDIT CARD MASTER TRUST
                (Exact name of registrant as specified in its charter)

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
         New York                                 33-89380-01                       37-0152681
- -----------------------------             --------------------------        --------------------------
(State or other jurisdiction                (Commission File Number)            (IRS Employer
of incorporation)                                                            Identification No.)


Mercantile Bank of Illinois
    National Association
    140 West Hawthorne
    Hartford, Illinois                                                             62048
- ---------------------------                                               -----------------------
(Address of principal executive offices)                                         (Zip Code)
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                 Registrant's telephone number, including area code:

                                   (618) 251-2035


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ITEM 5.    OTHER EVENTS.
           ------------

            The April 1996 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on May 14, 1996.


ITEM 7     EXHIBITS.
           --------

            The following is filed as an exhibit to this Report.

            Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of April 1996.


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                                  SIGNATURE
                                  ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                Mercantile Bank of Illinois
                                                National Association, Servicer



                                    By:          /s/ Kenneth E. Schutte
                                                 ----------------------
                                    Name:        Kenneth E. Schutte
                                    Title:       Executive Vice President




Date: May 23, 1996
      ------------




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                               INDEX TO EXHIBITS
                               -----------------
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

Exhibit
Number                          Exhibits
- ------                          --------
  1                          Monthly Report to Floating
                             Rate Credit Card Participation
                             Certificates, Series 1995-1,
                             investors for the month of
                             April, 1996


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